                                                                  EXHIBIT 10.166


                              TRANSITION AGREEMENT



        This TRANSITION AGREEMENT ("Agreement") is entered into as of the 24th day of September, 1997 among ALLERGAN, INC., a Delaware corporation having offices at 2525 Dupont Drive, Irvine, California 92715-1599 ("Allergan"), LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation having offices at 9393 Towne Centre Drive, San Diego, California 92121 ("Ligand"), and ALLERGAN LIGAND RETINOID THERAPEUTICS, INC., a Delaware corporation having offices at 9393 Towne Centre Drive, San Diego, California 92121 ("ALRT").

        A. (i) Allergan, Ligand and ALRT are Parties to the Amended and Restated Technology Cross License Agreement of even date herewith (the "License Agreement"), (ii) Allergan, Ligand and ALRT are Parties to the Program Agreements, (iii) Allergan and Ligand have entered into the Joint Agreements between themselves, (iv) pursuant to the Stock Purchase Option, Ligand will deliver, within two (2) business days, irrevocable notice of its election to acquire all of the outstanding Callable Common Stock of ALRT in accordance with the terms of the Stock Purchase Option pursuant to the Ligand exercise notice in the form attached to the License Agreement as Exhibit A and (v) pursuant to the Asset Purchase Option, Allergan will deliver, within two (2) business days, notice of its election to acquire from ALRT the Purchased Assets (as defined in Section 1.1 of that certain Asset Purchase Option Agreement dated June 3, 1995 among Allergan, Ligand and ALRT) in accordance with the terms of the Asset Purchase Option pursuant to the Allergan exercise notice in the form attached to the License Agreement as Exhibit B.

        B. The Parties desire to enter into this Agreement to provide for, among other things, the transition prior to and following the Effective Date of research and development being conducted with respect to Selected Compounds and other costs incurred by or on behalf of ALRT.

        C. On or prior to the date hereof, Ligand has, or within two (2) days following the date hereof Ligand will have, prepared and filed with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to the issuance of any shares of Ligand Common Stock being issued in payment of the Stock Purchase Option Exercise Price in accordance with Sections 5.3 and 5.6 of ALRT's Amended and Restated Certificate of Incorporation (the "Restated Certificate").

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Allergan, Ligand and ALRT hereby agree as follows:

1. DEFINITIONS. Terms used herein but not defined herein shall have the meanings given such terms in the License Agreement.

2.      SHARING OF COSTS

        2.1 CLASSIFICATION OF ALRT COSTS. All costs incurred by, on behalf of or which are reimbursable under the Program Agreements by ALRT (the "ALRT Costs") shall be classifiable into three categories consistent with the ALRT financial statements, as follows:

                      (a) Research consulting agreements classified by ALRT as research costs;

                      (b) All other costs classified by ALRT as research and development costs ("R&D Costs"); and

                      (c) Costs classified by ALRT as general and administrative costs ("G&A Costs").

        2.2 PAYMENT OF ALRT COSTS. ALRT Costs will be paid by ALRT to Third Parties, or reimbursed to Allergan and Ligand, in accordance with the terms stated below:

                      (a) All research consulting agreements referred to in
Section 2.1(a) are listed on Exhibit A to this Agreement. These agreements shall be assigned to and assumed by either Allergan or Ligand as of the Cut-Off Date (defined below), as prescribed on Exhibit A, and the costs of continuing such agreements shall be the responsibility of the assigned party after such date. As between Allergan and Ligand, the consultant under each such agreement shall perform services under such agreement for the assigned party after such date; provided that all inventions and discoveries made by such consultant pursuant to such agreement (i) on or prior to the Closing Date shall be included in "Program Technology" and (ii) subsequent to the Closing Date shall be owned by the assigned party.

                      (b) ALRT shall pay or reimburse all R&D Costs incurred prior to the date which is thirty (30) days following the date of the License Agreement (the "Cut-Off Date").

R&D costs will consist of (i) R&D costs incurred, identified and invoiced prior to the Cut-Off Date, (ii) R&D costs incurred, identified and not invoiced prior to the Closing Date and (iii) R&D costs incurred, not identified and not invoiced prior to the Closing Date. Expenditures and commitments for R&D Costs shall be consistent with previously-approved R&D activities on behalf of ALRT.

                      (c) ALRT Costs incurred with respect to Selected Compounds after the Cut-Off Date shall be the responsibility of Allergan with respect to Allergan Selected Compounds and Ligand with respect to Ligand Selected Compounds.

                      (d) ALRT shall pay or reimburse all G&A Costs incurred prior to the Closing Date. Such costs will include all salary, benefit and severance costs of ALRT's employee.

ALRT shall also pay all G&A Costs related to termination of operation of ALRT as a publicly traded company, including costs which may be incurred after the Closing Date. Any such post-Closing costs shall be paid out of the Cash Reserve (defined below).

                      (e) All other expenses incurred after the Closing Date shall be the responsibility of the party incurring such costs.

                      (f) Allergan and Ligand agree not to incur, or seek reimbursement from ALRT for, any ALRT Costs in a manner inconsistent with this Agreement.

        2.3 INVOICING OF ALRT COSTS. Within five (5) business days following the Cut-Off Date, Ligand and Allergan will present to ALRT for payment all invoices for ALRT Costs incurred and identified through such Cut-Off Date. Such invoices will be paid by ALRT within five (5) business days of presentation.

At the Closing, Ligand and Allergan will identify all additional ALRT Costs and shall agree on a cash reserve ("Cash Reserve") to be established out of ALRT cash on hand as of the Closing Date to pay such additional ALRT costs in accordance with Section 2.3. Any remaining cash on hand in ALRT at the Closing shall be divided equally between Allergan and ALRT as set forth in the Asset Purchase Option Agreement, with a payment to Allergan within three (3) business days of the Closing.

Ligand and Allergan shall each take appropriate diligent action to ensure timely presentation of invoices for payment of ALRT Costs in accordance with Section
2.3 and shall continue to collect invoices and other expenses incurred prior to the Cut-Off Date. Ligand and Allergan will send requests to each provider of development services, such as contract research organizations, requesting that each provider submit an invoice up to the Cut-Off Date. Ligand and Allergan shall present such invoices for payment no later than the last day of the Reserve Period. The Reserve Period shall continue through sixty (60) days following the Closing Date. Following the Reserve Period, the cash remaining in the Cash Reserve shall be divided equally between Allergan and ALRT. Any ALRT Costs for which an invoice is not presented prior to the end of the Reserve Period shall be the responsibility of the party whose responsibility it was to present such invoice.

        2.4 SELECTED COMPOUND LIABILITIES. Selected Compound liabilities (liabilities relating directly to each party's respective Selected Compounds, including related contingent and any other known or unknown liabilities) shall be assumed by the party receiving exclusive rights to the respective Selected Compounds under the License Agreement.

        2.5 OTHER LIABILITIES. All contingent and any other known or unknown liabilities of ALRT (other than those relating directly to a party's Selected Compounds) shall be allocated on a 50-50 basis as of the Closing Date between Allergan and Ligand in accordance with the Asset Purchase Option Agreement, subject to Section 2.3 above.

3.      ONGOING ACTIVITIES

        3.1    PRE-CLOSING ACTIVITIES.

               3.1.1 RESEARCH AND DEVELOPMENT ACTIVITIES. Each party will continue its existing, ordinary course activities through the Closing Date.

               3.1.2 COMPLETION OF CLINICAL TRIALS. All ALRT clinical trials being conducted as of the date hereof are listed on Exhibit B to this Agreement. Each party will continue its existing clinical trial activity on behalf of ALRT through the Closing Date, subject to reimbursement of expenses in accordance with the provisions of this Agreement.

        3.2    POST-CLOSING ACTIVITIES.

               3.2.1 Each party will be responsible for its own activities following the Closing Date.

               3.2.2 Allergan may agree to continue existing work following the Cut-Off Date with respect to Ligand Selected Compounds on a fee-for-services basis.

               3.2.3 INDs and other regulatory filings will be promptly transferred following the Closing Date to the proper party in accordance with this Agreement and the License Agreement.

               3.2.4 Allergan financial personnel will close ALRT's books as of the Closing Date and ALRT will reimburse Allergan therefor in accordance with ALRT's administrative reimbursement procedures. ALRT financial records will be transferred to Ligand thirty (30) days after the Closing Date; subsequently, Ligand will have the responsibility for payment of additional ALRT invoices and reconciliation of the Cash Reserve accrual in accordance with this Agreement.

4.      PURCHASE OF ASSETS OF ALLERGAN

        4.1 All ALRT assets as of the date hereof, excluding Program Technology and Selected Compounds, are listed by category (e.g., cash, prepaid assets, equipment, etc.) on Exhibit C to this Agreement. Such list shall be updated on and as of the Closing Date.

        4.2 All assets on such list shall be allocated on such list, as nearly as possible, on a 50-50 basis (or as the parties may otherwise agree), to Allergan and ALRT in accordance with the Asset Purchase Option Agreement.

        4.3 Notwithstanding the foregoing, ALRT patent rights (including patent claims against third parties) shall be governed by Section 9 of the License Agreement.

5.      CLOSING LOGISTICS

        5.1 NOTICE OF EXERCISE. Ligand will deliver, within two (2) business days of the date of this Agreement, revocable notice of its election to acquire all of the outstanding shares of Callable Common Stock of ALRT in accordance with the terms of the Stock Purchase Option pursuant to the Ligand exercise notice in the form attached to the License Agreement as Exhibit A ("Ligand Notice"). Pursuant to the Asset Purchase Option, Allergan will deliver, within two (2) business days, notice of its election to acquire from ALRT the Purchased Assets (as defined in Section 1.1 of that certain Asset Purchase Option Agreement dated June 3, 1995 among Allergan, Ligand and ALRT) in accordance with the terms of the Asset Purchase Option pursuant to the Allergan exercise notice in the form attached to the License Agreement as Exhibit B ("Allergan Notice").

        5.2 NATURE OF CONSIDERATION TO BE PAID BY ALLERGAN AND LIGAND.

                      (a) Ligand intends to make payment at the Closing per share of outstanding ALRT Callable Common Stock, in connection with its exercise of the Stock Purchase Option, as follows: Fourteen Dollars and Twenty-Eight Cents ($14.28) in shares of Ligand Common Stock and Seven Dollars and Sixty-Nine Cents ($7.69) in cash; provided, Ligand reserves its right, pursuant to terms of
Article V of the Restated Certificate, to make payment of a greater amount of the Stock Purchase Option Exercise Price (as defined in the Restated Certificate) in cash than set forth herein or in its exercise notice.

                      (b) Allergan intends to make payment at the Closing, in connection with its exercise of the Asset Purchase Option as follows: Eight Million Nine Hundred Thousand Dollars ($8,900,000) in cash. Any amounts due by Allergan in connection with its exercise of the Asset Purchase Option shall be delivered by wire transfer to a bank account selected by Ligand on behalf of ALRT, and notice of which will be delivered no less than two (2) business days prior the Closing.

        5.3    REGULATORY FILINGS.

                      (a) Ligand intends to file a registration statement with the SEC within two (2) business days following the date of this Agreement. Such registration statement will register the issuance of any shares of Ligand Common Stock being issued in payment of the Stock Purchase Option Exercise Price in accordance with Sections 5.3 and 5.6 of the Restated Certificate.

                      (b) Ligand and Allergan shall, with two (2) business days following the date of this Agreement, make any and all applicable filings required pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("HSR Act"), with respect to the transactions contemplated under the License Agreement and the exercise of the Stock Purchase Option and Asset Purchase Option. Each of Ligand and Allergan shall use its commercially reasonable best efforts to obtain early termination, on or prior to the Closing Date, of any applicable waiting period under the HSR Act with respect to such filings.

                      (c) Ligand and Allergan shall use reasonable efforts to assist each other with applicable filings under the HSR Act arising out of the transactions contemplated under the License Agreement and the exercise of the Stock Purchase Option and Asset Purchase Option.

        5.4 REDEMPTION OF ALLERGAN'S SPECIAL COMMON STOCK. On the Closing Date, ALRT shall redeem all of the outstanding shares of ALRT Special Common Stock owned by Allergan in accordance with Section 4.5 of the Restated Certificate (notwithstanding the requirement for the written notice referred to in such Section to be delivered fifteen (15) days before the date of redemption). Allergan hereby agrees to submit to ALRT its share certificates representing such Special Common Stock on or promptly following the Closing Date. Thereafter, Allergan shall have no rights as a stockholder of ALRT except the right to receive the Redemption Price in accordance with the Restated Certificate.

6.      TECHNOLOGY TRANSFER

Promptly following the date hereof but in any event prior to the Closing Date, Allergan and Ligand will deliver to each other the technology transfer items listed on Exhibit D. From the date of execution of this Agreement through *** following the Closing Date (and without limiting the obligations of the parties under Section 3 of the License Agreement), each Party shall (i) provide access to the other Party to all physical manifestations of the Program Technology which they own or Control and (ii) provide, at the requesting Party's expense, reasonable technical assistance and instruction in understanding, interpreting and applying the Program Technology for the purposes of further exploiting the Program Technology and commercially developing products. The obligations set forth in this Section 6 shall not include any obligation to disclose matters outside the Field. Nothing contained in this Agreement shall affect the respective ongoing obligations of Ligand and ALRT under the Asset Purchase Option Agreement to, among other things, share information regarding Purchased Assets with Allergan.

7.      INDEMNIFICATION

        7.1 BY ALLERGAN. Allergan hereby agrees to indemnify and hold Ligand and its Affiliates and their respective agents and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys' fees ("Losses"), including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation or infringement of patent



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                                        6
or other proprietary rights, arising from or occurring as a result of (a) the research, development, manufacture, sale or use of Allergan Selected Compounds, regardless of whether Ligand conducted any such activities with respect to one or more Allergan Selected Compounds prior to the Closing Date or during the Transition Period, or (b) subject to Section 11.2 of the License Agreement, any material breach of this Agreement by Allergan. Allergan shall have no indemnification obligations hereunder in any case where such Losses are based upon the gross negligence or willful misconduct of Ligand.

        7.2 BY LIGAND. Ligand hereby agrees to indemnify and hold Allergan and its Affiliates and their respective agents and employees harmless from and against any and all Losses, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation or infringement of patent or other proprietary rights, arising from or occurring as a result of (a) the research, development, manufacture, sale or use of Ligand Selected Compounds, regardless of whether Allergan conducted any such activities with respect to one or more Ligand Selected Compounds prior to the Closing Date or during the Transition Period, or
(b) subject to Section 11.2 of the License Agreement, any material breach of this Agreement by Ligand. Ligand shall have no indemnification obligations hereunder in any case where such Losses are based upon the gross negligence or willful misconduct of Allergan.

8.      MISCELLANEOUS

        8.1 RETAINED RIGHTS. Nothing in this Agreement shall limit in any respect the right of any Party to conduct research and development in, and market products outside of, the Field using such Party's technology, and except as expressly provided in Section 2 of the License Agreement, no license to use the other Party's technology to do so is granted herein.

        8.2 FORCE MAJEURE. No Party shall lose any rights hereunder or be liable to any other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by Force Majeure and the Force Majeure shall extend any applicable cure periods provided for herein; provided that the Party claiming Force Majeure has exerted all reasonable efforts to avoid or remedy such Force Majeure; provided, further, that in no event shall a Party be required to settle any labor dispute or disturbance.

        8.3 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        8.4 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to use in any manner the name "Allergan" or "Ligand" or any other trade name or trademark of another Party or its Affiliates in connection with the performance of this Agreement. All rights to the trademarks "PANRETIN" and "DURARET" shall belong solely to Ligand and/or ALRT. Notwithstanding the foregoing, no later than forty-five (45) days following the Closing Date the legal name for ALRT shall be amended by Ligand to remove any reference to Allergan, and both Allergan and Ligand shall have the right to use the acronym "ALRT" solely for purposes of identifying the following Selected Compounds: 268, 324, 1057, 1550 and 4310.

        8.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), or upon receipt if mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service (receipt verified), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

        If to Allergan, addressed to:

        Allergan, Inc.
        2525 Dupont Drive
        Irvine, CA  92715-1599
        Attn:  Corporate Vice President, General Counsel
        With copy to: Corporate Vice President, Science and Technology fax: (714) 246-4774

        If to Ligand or ALRT, addressed to:

        Ligand Pharmaceuticals Incorporated
        9393 Towne Centre Drive
        San Diego, CA  92121
        Attn: Senior Vice President, General Counsel, Government Affairs With copy to: President fax: (619) 625-4521

        8.6 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state. Subject to Section 8.15, any claim or controversy arising out of or related to this contract or any breach hereof shall be submitted to a court of competent jurisdiction in the State of California, and the Parties hereby consent to the jurisdiction and venue of such court. In the event of any proceeding to enforce the provisions of this Agreement, the prevailing Party shall be entitled to reasonable attorneys' fees and legal costs.

        8.7 WAIVER. Except as specifically provided for herein, the waiver from time to time by a Party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

        8.8 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

        8.9 HEADINGS; AMBIGUITIES. The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections or paragraphs. Ambiguities, if any, in this Agreement shall not be construed against a Party, irrespective of which Party may be deemed to have authorized the ambiguous provision.

        8.10 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including all exhibits attached hereto), with the License Agreement, the Mutual General Release and the Program Agreements, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. Without limiting the foregoing, effective as of the Effective Date, the Joint Agreements shall be terminated and of no further force or effect. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

        8.11 MUTUAL RELEASES. On the Closing Date, the Parties have executed and delivered a Mutual General Release in the form attached to the License Agreement as Exhibit I.

        8.12 RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement is intended or is to be construed to constitute Allergan, Ligand or ALRT as partners or joint venturers. Except as expressly provided herein (or, with respect to Ligand and ALRT, as permitted by law), no Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind any other Party to any contract, agreement or undertaking with any Third Party.

        8.13 SUCCESSORS AND ASSIGNS. Any Party may assign its rights or obligations under this Agreement to any other Person without the prior written consent of the other Party; provided, however, that no such assignment shall relieve any Party of its obligations to another Party under this Agreement. Subject to the foregoing, any reference to Allergan, Ligand or ALRT hereunder shall be deemed to include the successors thereto and assigns hereof.

        8.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. This

Agreement shall initially constitute an agreement between Allergan and Ligand. Upon the Closing Date, Ligand and Allergan shall take all actions necessary to cause ALRT to execute and deliver this Agreement, and ALRT shall thereupon become a party hereto.

        8.15 DISPUTE RESOLUTION. In an effort to resolve informally and amicably any claim, controversy, or dispute arising out of or related to the interpretation, performance, or breach of this Agreement or the License Agreement (a "Dispute") without commencing formal legal action, each Party shall notify each other Party to the Dispute in writing of any Dispute hereunder that requires resolution. Such notice shall set forth the nature of the Dispute, the amount involved, if any, and the remedy sought. Each Party to such Dispute shall designate an employee to investigate, discuss and seek to settle the matter between them. If such employees are unable to settle the matter within *** after delivery of such notification, the matter shall be submitted to the Chief Executive Officers of each of the Parties involved in such Dispute for consideration. If settlement cannot be reached through their efforts within an additional *** (or such longer time period as they shall agree upon in writing) then any Party may thereafter take such actions as it deems appropriate. During such *** (or longer period as agreed in writing), the Chief Executive Officers shall meet no less than once face-to-face. The Parties agree that any applicable statute of limitations shall be tolled during the pendency of such informal dispute resolution process and that no Party shall raise or assert any claim of laches or other legal or equitable principle of limitation or repose of action based upon such process. The Parties agree that in no event shall any of them be subject to the awarding of any punitive or exemplary damages in any legal action arising out of or related to this Agreement or the License Agreement.



                [Remainder of This Page Intentionally Left Blank]



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                                       10

        IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first above written.

ALLERGAN, INC.


By /s/ William C. Shepard
  --------------------------------------
       William C. Shepard
       Chairman and Chief
       Executive Officer

LIGAND PHARMACEUTICALS INCORPORATED


By /s/ David E. Robinson
  --------------------------------------

----------------------------------------
David E. Robinson
President

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.


By /s/ David E. Robinson
  --------------------------------------

----------------------------------------
David E. Robinson
President

                                    EXHIBIT A
                         RESEARCH CONSULTING AGREEMENTS

                                           EXHIBIT A

CONFIDENTIAL


                                              ***
                                              ***
                                              ***





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



                                    EXHIBIT B
                              ALRT CLINICAL TRIALS

22-Aug-97             06:44 A.M.

COMMENTS:  1057 Oral


Indication                 Status          Last Edit           Comments




                                                    ***
                                                    ***
                                                    ***



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



22-Aug-97             06:44 A.M.

COMMENTS:  1057 Topical


Indication                 Status          Last Edit           Comments




                                                    ***
                                                    ***
                                                    ***


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



22-Aug-97  06:44 A.M.

INDICATIONS:  1550


INDICATION       # OF
                 PTS      STATUS    DRUG    ROUTE   MNGMT    SITES   START   STOP    LAST     ACCRUAL    F/U



                                                    ***
                                                    ***
                                                    ***



                 *** Draft/Confidential/Not For Distribution ***




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



                             ALRT 1057 Oral Capsules

--------------------------------------------------------------------------------
INDICATION                                                  STATUS
--------------------------------------------------------------------------------




                                       ***
                                       ***
                                       ***



Closed=closed to accrual; Complete=all patients off-study; Protocol=commitments made; Ongoing=patients on study




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



                             ALRT 1550 Oral Capsules

--------------------------------------------------------------------------------
INDICATION                                                  STATUS
--------------------------------------------------------------------------------




                                       ***
                                       ***
                                       ***



Closed=closed to accrual; Complete=all patients off-study; Protocol=commitments made; Ongoing=patients on study




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



                              ACRT 1057 Topical Gel

--------------------------------------------------------------------------------
INDICATION                                                  STATUS
--------------------------------------------------------------------------------




                                       ***
                                       ***
                                       ***



Closed=closed to accrual; Complete=all patients off-study; Protocol=commitments made; Ongoing=patients on study




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



                                    EXHIBIT C
                                   ALRT ASSETS

ALLERGAN LIGAND RETINOID THERAPEUTICS, INC. (ALRT)

EXHIBIT C TO TRANSITION AGREEMENT - SCHEDULE OF ASSETS @ SEPTEMBER 24, 1997


                                   (100%)          (50%)*           (50%)*
                                    ALRT           Ligand          Allergan






                                    ***
                                    ***
                                    ***




*     Allocation subject to cost-sharing arrangement specified in the Agreement.




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



                                    EXHIBIT D
                            TECHNOLOGY TRANSFER ITEMS

                                 [LOGO] Allergan
                                CORPORATE OFFICES
                      New Products, Science and Technology


                                    FACSIMILE


DATE:   September 19, 1997
        ------------------------------------------------------------------------

TO:           ***
        ------------------------------------------------------------------------

FAX:          ***
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FROM          ***
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PHONE:        ***                       FAX:         ***
        -------------------------             ----------------------------------

THIS FAX MESSAGE CONSISTS OF THIS COVER SHEET AND 1 PAGE(S).

If you do not receive all of this message or it is not legible, please contact us at the above telephone number. Our FAX number is (714) 246-6987.



Andres,

As we discussed yesterday, attached is a memo describing Allergan's priority technology transfer items. We have tried to limit this list to critical protocols and reagents that Allergan will need to start running some of the key assays currently done at Ligand.

Please supply a list of Ligand priorities based on similar criteria. If we can agree that items on both lists will be transferred prior to closing, we can include this in the transition agreement.

Best regards.

     ***




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        Confidential Treatment and filed separately with the Commission.

                           [LOGO] PHARMACEUTICAL R & D

                                  RETINOID TEAM

                             INTEROFFICE MEMORANDUM



TO:            ***

FROM:          ***

RE:            Request for reagents & protocols from Ligand

DATE:          September 19, 1997




REAGENTS:

        ***
        ***
        ***

PROTOCOLS:

        ***
        ***
        ***



RLC:kg





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                     [LOGO]
                       LIGAND PHARMACEUTICALS INCORPORATED
                           10255 SCIENCE CENTER DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                            TELEPHONE: (619) 535-3900
                             FAX NO.: (619) 550-7801

                              FACSIMILE COVER SHEET

NUMBER OF PAGES BEING TRANSMITTED:                        3
(INCLUDING COVER SHEET)                                             CONFIDENTIAL

(If you do not receive all of the pages, please call (619) 550-7554)

TO:                 ***
               ALLERGAN, INC.                                             URGENT

FAX:                ***

DATE:   SEPTEMBER 22, 1997

FROM:               ***



Please see attached letter.




This message is intended only for the use of the individual or entity to which it is addressed, and may contain information that is privileged, confidential and exempt from disclosure under applicable law. If the reader of this message is not the intended recipient, or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any discrimination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us at the above address via the U.S. postal service. Thank you.





***     Portions of this page have been omitted pursuant to a request for
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



                                     [LOGO]

LIGAND                                                                 ***
PHARMACEUTICALS                                                        ***
                                                                       ***


September 22, 1997

Via facsimile: (714) 246-6987

   ***
Allergan, Inc.
2525 Dupont Drive
Irvine, CA 92715-1599

   ***

Please find enclosed our short list of critical reagents and protocols to include in the priority technology transfer items. It has been prepared in the spirit of our conversation of Friday to have a very short list of items that can meet our most immediate critical needs.

Regarding information on compounds on the ALRT database, I would request that you provide us as soon as possible with the following key priority data to facilitate the enhancement of the current database. The key information presently needed is:

1.                                            ***
2.                                            ***
3.                                            ***

It would be extremely useful if those data can be provided in a simple tabular format or a spread sheet to facilitate quick analysis and evaluation.

Best regards,


***


ANV/dd

Enclosure




Ligand Pharmaceuticals Inc.: 9393 Town Center Drive, San Diego, CA 92121 (619) 535-3900 Fax (619) 535-3906




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

REAGENTS

***
***
***

PROTOCOLS

***
***
***
***
***
***





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.